UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

The Southern Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 27, 2020.

THE SOUTHERN COMPANY

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 30, 2020
Date: May 27, 2020	Time: 10:00 a.m., ET
Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/SO2020.

We will be hosting the annual meeting live via the internet this year. There will be no physical location for shareholders to attend the meeting this year. To participate in the meeting, please visit www.virtualshareholdermeeting.com/SO2020. From there, please use the information printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and follow the available instructions to access the meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT                ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SO2020. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote FOR each nominee in Item 1.

1.	Election of 14 Directors:

	1a.	Janaki Akella

	1b.	Juanita Powell Baranco

	1c.	Jon A. Boscia

	1d.	Henry A. Clark III

	1e.	Anthony F. Earley, Jr.

	1f.	Thomas A. Fanning

	1g.	David J. Grain

	1h.	Donald M. James

	1i.	John D. Johns

	1j.	Dale E. Klein

	1k.	Ernest J. Moniz

	1l.	William G. Smith, Jr.

	1m.	Steven R. Specker

	1n.	E. Jenner Wood III

The Board of Directors recommends a vote FOR Items 2 and 3.

2.	Advisory vote to approve executive compensation

3.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2020

The Board of Directors recommends a vote AGAINST Items 4 and 5.

4.	Stockholder proposal regarding an independent board chair

5.	Stockholder proposal regarding a report on lobbying